Exhibit 10.38

Execution Copy

LOAN EXCHANGE & RELEASE AGREEMENT

This LOAN EXCHANGE & RELEASE AGREEMENT (this “Agreement”) is made as at 25 September 2024, by and among SCANTECH IDENTIFICATION BEAM SYSTEMS LLC, a Delaware limited liability company (hereinafter referred to as the “Legacy Borrower”) and SCANTECH AI SYSTEMS INC, a Delaware corporation (hereinafter referred to as the “New Borrower”) on the one hand, and SEAPORT GROUP SIBS LLC, a Delaware limited liability company (hereinafter referred to as “Senior Lender”) and STEELE INTERESTS SIBS LLC, a limited liability company organized under the laws of Delaware, STEELE INTERESTS SIBS II LLC, a limited liability company organized under the laws of Delaware, STEELE INTERESTS SIBS III LLC, a limited liability company organized under the laws of Delaware, and STEELE INTERESTS SIBS IV LLC, a limited liability company organized under the laws of Delaware (each a “Noteholder” and collectively the “Noteholders”) in their joint capacity as lenders providing new term loan commitments as set forth herein below (the “New Term Lenders”), and SEAPORT GROUP SIBS LLC in its capacity as Collateral Agent (as defined below). Unless otherwise expressly defined herein, terms shall have the same meaning as those set forth in the New Credit Agreement (as defined below). Each of the foregoing parties may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Legacy Borrower is party to that certain Second Amended and Restated Promissory Note and related documents, dated as of 27 March 2024 (as amended, restated, supplemented, and/or otherwise modified from time to time, the “Existing Credit Agreement”), made by and among the Legacy Borrower and Senior Lender, in connection with which Senior Lender has extended one or more loans to Legacy Borrower in the principal amount of $13,000,000.00, the aggregate balance of which as at 30 June 2024, the date of Legacy Borrower’s latest Audited Financial Statement, is $14,187,909.87 including accrued fees, interest, and other applicable charges;

WHEREAS, the Noteholders (x) together hold certain Senior Secured Demand Promissory Notes issued to the Legacy Borrower in the initial principal amount of $2,863,000 pursuant to that certain series of senior secured demand promissory notes and security agreements dated 24 June 2014, 12 June 2015, 14 November 2018, and 30 March 2018 (collectively and including any and all amendments, modifications, supplements, or restatements thereof, the “Notes” and each a “Note”), the aggregate accrued and unpaid balance of which as at 30 June 2024, the date of Legacy Borrower’s latest Audited Financial Statement, is $9,601,130 including accrued fees, interest, and other applicable charges and (y) are parties to that certain Sixth Amended and Restated Intercreditor and Collateral Agency Agreement by and among the Noteholders, the Legacy Borrower, NACS, LLC, a Delaware limited liability company, (“NACS” in its capacity as a Lender) and NACS in its capacity as Collateral Agent (as defined therein) thereunder, dated as at 14 November 2018 (as amended, restated, supplemented, and/or otherwise modified from time to time, the “Existing ICA”);

WHEREAS, MARS ACQUISITION CORP., a Cayman Islands exempted company (together with its successors and certain of its subsidiaries, the “Purchaser”), Legacy Borrower, and New Borrower are parties to that certain Business Combination Agreement dated 05 September 2023, as amended (collectively with any amendments, the “Business Combination Agreement”), pursuant to which the parties thereto agreed, at the Closing thereunder, to effect a business combination transaction pursuant to which, among other things, the Legacy Borrower shall merge with certain other entities and become a subsidiary of New Borrower, and Legacy Borrower shall continue the business of Legacy Borrower under the name of New Borrower, shares of which are expected to be listed on the NASDAQ Stock Market (“NASDAQ”) under ticker symbol STAI upon the Closing of the Company Merger.

Execution Copy

WHEREAS, reference is made to the Credit and Security Agreement (together with any exhibits and other documents thereto pertaining the “New Credit Agreement”) to be entered into concurrent herewith by the New Borrower, the Legacy Borrower, the New Term Lenders, and Senior Lender as the collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, in light of the pending Company Merger, Legacy Borrower desires Senior Lender under the Existing Credit Agreement and the Noteholders under their respective Notes (each in such capacity an “Existing Lender” holding an “Existing Loan” and collectively, in such capacity, the “Existing Lenders” holding the “Existing Loans” respectively) to exchange pursuant to the terms of this Agreement any and all of the aggregate principal amount and accrued interest, fees, and costs of and associated with the Existing Loans for a new term loan (the “New Loans”), as to $14,296,909 of New Loans for the outstanding aggregate balance of the Existing Loans of Senior Lender (which is equal to $14,296,909 as of the date of this Agreement) and as to $3,000,000.00 of New Loans for the aggregate balance of the Existing Loans of the Noteholders ratably (which was equal to $9,601,130 as of 30 June 2024) outstanding as at the date of this Agreement based on the principal values of their respective Notes, made (or deemed made) under the New Credit Agreement, all upon the terms, and subject to satisfaction of, the conditions set forth therein (the “Loan Exchange”);

WHEREAS, the Existing Lenders with outstanding Existing Loans will agree, subject to the terms and conditions of this Agreement, to exchange (on a cashless basis) One Hundred Percent (100%) of the outstanding principal amount and accrued interest, fees, and costs of and associated with their Existing Loans outstanding immediately prior to the Closing of the Company Merger in an aggregate principal amount equal to $14,296,909 of New Loans for the outstanding aggregate balance of the Existing Loans of Senior Lender (which is equal to $14,296,909 as of the date of this Agreement) and as to $3,000,000.00 of New Loans for the aggregate balance of the Existing Loans of the Noteholders ratably (which was equal to $9,601,130 as of 30 June 2024) outstanding as at the date of this Agreement, subject to certain subordination and special repayment rights among the New Term Lenders as provided for in the New Credit Agreement and associated documents and agreements, and each Existing Lender will agree, subject to the terms and conditions of this Agreement, to the Loan Exchange;

WHEREAS, the New Term Lenders are prepared to consummate the Loan Exchange and provide the New Loans, and the New Borrower is prepared to accept such New Loans, subject to the terms of the New Credit Agreement and subject solely to the satisfaction of the conditions precedent hereto and the conditions precedent to effectiveness set forth in the Business Combination Agreement, together with the Closing of the Company Merger as set forth therein; and

WHEREAS, concurrent with the Loan Exchange, the Legacy Borrower is offering the holders of certain other promissory notes and debt obligations (collectively the “Old Notes”) to exchange any and all of the aggregate principal amount of the Old Notes for shares of the New Borrower’s common stock (the “Pubco Common Stock”), subject to terms and conditions set forth in one or more Conversion & Mutual Release and/or Settlement and Mutual Release Agreements and other documents with respect thereto (the “Debt Conversion”) in connection with which the aggregate indebtedness represented by the Old Notes will be extinguished; and

Execution Copy

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto covenant and agree as follows.

1. EXCHANGES

1.1	Exchange of Loan Obligations.

(a) Subject to the terms and conditions set forth in this Agreement, the New Term Lenders hereby agree to exchange, and the Legacy Borrower and New Borrower agree to accept for exchange, as set forth herein below, all Existing Loans held by such Existing Lenders for an amount of New Loans equal to the aggregate value of the Existing Loans.

(b)   Each Party to this Agreement agrees that the Loan Exchange shall automatically occur immediately upon the Closing of the Company Merger, subject to the conditions set forth in this Agreement (the “New Loan Closing”). For the avoidance of doubt, the Closing of the Company Merger shall be deemed to occur only upon the successful completion of all necessary regulatory approvals, the listing of shares on the NASDAQ Stock Market under ticker symbol STAI, and the satisfaction of all conditions precedent set forth in the Business Combination Agreement. The Loan Exchange shall be contingent upon such listing and shall not take effect unless and until the formal confirmation of required approvals by NASDAQ has been received by the Borrowers and Lenders in writing, and then only to the extent that such listing occurs and trading of New Borrower stock commences.

(c)   Pursuant to the New Credit Agreement, the New Term Lenders will be deemed to make New Loans under the New Credit Agreement, in each case, to the New Borrower in exchange for and in satisfaction of its Existing Loans. The Legacy Borrower hereby offers to each Existing Lender to exchange all (but not less than all) of the Existing Loans held by such Existing Lender at the New Loan Closing in an aggregate principal amount equal to $14,296,909 of New Loans for the outstanding aggregate balance of the Existing Loans of Senior Lender (which is equal to $14,296,909 as of the date of this Agreement) and as to $3,000,000.00 of New Loans for the aggregate balance of the Existing Loans of the Noteholders ratably (which was equal to $9,601,130 as of 30 June 2024) outstanding as at the date of this Agreement , which exchange shall occur immediately upon the Closing of the Company Merger and shall be governed by the New Credit Agreement, and the New Term Lenders hereby agree to accept such offer of exchange.

(d)   Any and all accrued interest, fees, costs, and other amounts due in excess of the stated principal amount in connection with each Existing Loan shall be waived by each Existing Lender; provided, however, that the Distributed Shares (as defined in Section 1.2(a) below) shall have been issued and transferred to the Noteholders in accordance with Section 1.2 hereof.

Execution Copy

(e)   Upon satisfaction of the conditions precedent set forth in this Agreement and the funding (or deemed funding) of the New Loans by the New Term Lenders immediately following the effectiveness of the Closing of the Company Merger, and notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Notes, or the Existing ICA, (i) all of the Legacy Borrower’s obligations in respect of the Existing Loans under the Existing Credit Agreement and the Notes shall be deemed to have been immediately and automatically discharged and satisfied in full (and such agreements shall be deemed terminated and shall have no further force or effect) and the Existing Loans exchanged for New Loans under the New Credit Agreement, and (ii) all of the Legacy Borrower’s, the Noteholders’, and NACS’s obligations in respect of the Existing ICA shall be deemed to have been immediately and automatically discharged and satisfied in full (and such agreement shall be deemed terminated and have no further force or effect). Upon the recording of such funding (or deemed funding) as contemplated below, (x) each of the Senior Lender and the Noteholders shall become a “Lender” pursuant to, and for all purposes under, the New Credit Agreement with respect to its New Loans and (y) the commitments in respect of the New Loans shall be on file with the Collateral Agent, subject to the terms and conditions of the New Intercreditor Agreement. The Legacy Borrower’s determination and entry and completion of the aforesaid exchange on its books and records shall be conclusive, in each case, absent manifest error. For the avoidance of doubt, it is acknowledged and agreed between the Legacy Borrower and the New Term Lenders that, notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Notes, or the Existing ICA, each of the New Term Lenders has agreed to accept, as satisfaction in full of its right to receive payment of the aggregate outstanding amount of the Existing Loans and all other amounts owing to such New Term Lenders under or in respect of the Existing Loans, the right to receive for no additional consideration (other than in the case of the transfer of the Distributed Shares to the Noteholders) such New Loans in accordance herewith. Notwithstanding anything to the contrary in any agreement made by and between any of the Parties hereto, each New Term Lender hereby agrees to waive its right to compensation for any breakage costs, pre-payment penalties, or other remuneration which may be owing under any Existing Loan at termination. This waiver shall not apply to costs directly resulting from fraud, misrepresentation, or intentional breaches of any provision of this Agreement or the New Credit Agreement.

(f)    Effective upon the Closing of the Company Merger, all Existing Loans tendered by each New Term Lender pursuant to the Loan Exchange shall be cancelled and the Legacy Borrower’s and NACS’s obligation to pay any amounts due under such Existing Loans including, without limitation, accrued and unpaid interest, fees, and costs on or in connection with such Existing Loans (or the Existing ICA), shall be deemed paid in full at Closing and terminated. After giving effect to the Loan Exchange, the aggregate amount of Existing Loans that remain outstanding under the Existing Credit Agreement and the Notes shall be $0.00 and the aggregate principal amount of New Loans outstanding under the New Credit Agreement shall be $17,296,909.87.

1.2	Exchange of Warrants.

(a)          Immediately prior to or substantially concurrent with the Closing of the Company Merger, the warrants held by the Noteholders and listed on Schedule A hereto (collectively, the “Warrant Interests”) shall be deemed exchanged for the number of Series B membership units of Legacy Borrower required to convert the aggregate of such units at the Conversion Ratio (as defined in the Business Combination Agreement and as may be adjusted or amended from time to time prior to the Closing) into Eight Hundred Thousand (800,000) shares of common stock of New Borrower and distributed to the Noteholders as set forth herein below (the “Distributed Shares”).

(b)         The Distributed Shares shall be allocated among the Noteholders on a pro rata basis, in proportion to their respective Term A Loan commitments, unless otherwise designated in writing by all of said Lenders.

Execution Copy

1.3	Mechanics of Share Distribution.

(a)            Transfer Agent Designation. New Borrower hereby undertakes (a) to designate for purposes of the Closing of the Company Merger one or more transfer agents which currently participate in the Depository Trust & Clearing Corporation (“DTC”) Fast Automated Securities Transfer Program (the “DTC Fast Program”) and (b) to require compliance by its designated transfer agent(s) that any and all shares of Pubco Common Stock it be issued in connection with this Agreement shall be recorded and held in electronic book entry form via the DTC’s Direct Registration System (“DRS”) utilizing the DTC Fast Program as a means of ensuring the rapid transfer and settlement of such shares to the account(s) designated by Catalytic following the Closing.

(b)             DRS Statement Preparation. On or before the date which is five (5) calendar days following receipt of all required regulatory approvals which are designated as Conditions Precedent to the Closing, New Borrower or its nominee shall instruct the designated transfer agent to negotiate and deliver to the Noteholders a draft DRS statement (the “DRS Statement”) reflecting the shareholder entity name(s) and brokerage account coordinates designated by Noteholders, and detailing the pro rata allocation of the Distributed Shares among the Noteholders or along such other distribution allocations as the Noteholders may elect, following which the Noteholders shall make any requisite changes and/or approve the contents of the same.

(c)           New Borrower shall cause the transfer agent to transfer the Distributed Shares (for the avoidance of doubt, not less than 800,000 shares of New Borrower common stock) to the account(s) designated by the Noteholders within forty-eight (48) hours of receipt of the DRS Statement by the transfer agent. In the event and to the extent that shares subject to the Lock-Up Agreement are held at the transfer agent through the termination of the Lock-Up Period (as defined in the Lock-Up Agreement) in accordance with usual and customary practices, then the Distributed Shares shall be held in a transfer agent sub-accounts in the names of each of the Noteholders until such time as the transfer agent releases and transfers the shares in accordance with the DRS Statement then on file with the transfer agent with respect to such Noteholder.

(d)           Each Noteholder shall cooperate with New Borrower and the transfer agent by providing any information reasonably necessary to effect the holding and distribution of the Distributed Shares for the benefit of the Noteholders.

1.4	Rights and Restrictions of Distributed Shares.

(a)          The Distributed Shares shall be fully paid and non-assessable shares of the Borrower’s common stock, unrestricted subject to the terms and conditions of that certain Lock-Up Agreement to which the Noteholders shall execute one or more joinder agreements as a condition of and concurrent with execution of this Agreement.

(b)          The Distributed Shares shall not be subject to any other applicable lock-up or leak out agreements, transfer restrictions, holding periods, or other limitations, except as may be agreed by the Noteholders in writing, or as required by applicable securities laws.

1.5	Tax Treatment.

(a)          The tax treatment of the distribution of the Distributed Shares shall be determined in accordance with applicable tax laws and regulations, taking into account the specific circumstances of the transaction; provided, however, that to the maximum extent permitted by law, it is the parties’ mutual intent that any and all tax benefits derived in connection with the Company Merger and tax-free exchange of interests in the Legacy Borrower for shares of Pubco Common Stock, including, without limitation, benefits under Section 351 and Section 368 of the Internal Revenue Code, shall be preserved to the greatest extent commercially practicable with respect to the Distributed Shares. Notwithstanding the foregoing, each Noteholder shall be responsible for any tax liabilities arising from the receipt of the Distributed Shares.

Execution Copy

(b)         The parties shall consult with their respective tax advisors to determine the appropriate tax treatment of the Distributed Shares, and New Borrower shall issue appropriate tax forms to the Noteholders as required by applicable tax laws, reflecting the distribution of the Distributed Shares.

(c)          Nothing in this Agreement shall be construed as tax advice, and each party is encouraged to seek independent tax counsel regarding the tax implications of receiving the Distributed Shares. No party to this Agreement makes any guarantee or other warranty as to any specific tax outcome in connection with any Noteholder’s resale of Distributed Shares.

1.6   Investment Representations and Warranties of the Noteholders. In connection with their acquisition of the Distributed Shares, the Noteholders jointly and severally make the following representations:

(a)          Investment for Own Account. Each Noteholder is acquiring the Distributed Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), other than sales of Distributed Shares on NASDAQ following the Company Merger in accordance with the terms and conditions hereof of the Lock-Up Agreement. None of the undersigned Noteholders have any present intention of selling, granting any participation in, or otherwise distributing its Distributed Shares in a manner that would constitute a violation of the Securities Act or the rules and regulations of the United States Securities and Exchange Commission (“SEC”) or NASDAQ. No Noteholder has any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation in any of its Distributed Shares to such person or to any third person, except as may be permitted under the Securities Act, SEC rules, and NASDAQ regulations together with the terms and conditions of this Agreement and the Lock-Up Agreement.

(b)          Non-Reliance on PubCo and ScanTech. Each Noteholder has, independently and without reliance upon any of Borrower, Subsidiary Guarantor, or Seaport, and based on such documents and information as it has deemed appropriate in its exclusive discretion, made its own appraisal of, and investigation into, the business, operations, property, financial, and other condition and creditworthiness of the New Borrower and made its own decision to acquire the Distributed Shares hereunder and enter into this Agreement.

(c)           Noteholder Status. At the time each Noteholder was offered the Distributed Shares contemplated herein and as of the date hereof, each Noteholder was and is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. No Noteholder is a registered broker-dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an entity engaged in the business of being a broker-dealer. No Noteholder is affiliated with any broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA, or an entity engaged in the business of being a broker-dealer.

(d)          Resale Limitations. Each Noteholder acknowledges that the Distributed Shares being acquired pursuant to this Agreement are subject to the terms of the Lock-Up Agreement, which imposes certain restrictions on the sale, transfer, and other dispositions of such shares.

Execution Copy

(e)          No Investment, Tax, or Legal Advice. Each Noteholder understands and hereby acknowledges that nothing in the SEC Documents, this Agreement, or any other materials presented to the Noteholders in connection with the acquisition and sale of the Distributed Shares constitutes legal, tax, or investment advice. Each Noteholder has consulted such legal, tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Distributed Shares hereunder.

(f)           Disclosure of Information. Each Noteholder has received all the information it considers necessary or appropriate for deciding whether to acquire the Distributed Shares. Each Noteholder is solely responsible for conducting its own due diligence investigation of Borrower, Subsidiary Guarantor, and the details and merits of the proposed Company Merger.

(g)           Additional Acknowledgement. Each Noteholder acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from, or evaluation by, any other person, and that it has made an independent decision that participation in the Debt Conversion is in its own best interest, notwithstanding the attendant risks and variables. Each Noteholder acknowledges that, if it is a client of an investment advisor registered with the SEC, such Noteholder has relied on such investment advisor in making its decision to acquire the Distributed Shares pursuant hereto.

(h)           No Short Position. Each Noteholder acknowledges and agrees that it will not, at any time, directly or indirectly engage in any short sale or similar speculative transaction involving Pubco Common Stock. This includes, without limitation: (i) entering into any contract or derivative instrument (such as options, futures, swaps, or forward agreements) designed to hedge or offset any decrease in the market price of Pubco Common Stock; (ii) pledging or depositing shares with any brokerage firm or other intermediary where such securities may be lent out, shorted, or used for hedging purposes by other parties; (iii) purchasing put options or selling covered calls on Pubco Common Stock, whether on-exchange or over-the-counter; and (iv) participating in any form of synthetic short position or similar arrangement that seeks to profit from a decline in the value of Pubco Common Stock. Further, no Noteholder shall enter into any agreement or transaction that would have the effect of changing its economic risk with respect to its Distributed Shares, including through hedging strategies or derivatives, unless expressly authorized in writing by New Borrower. Any breach of this provision shall be subject to immediate enforcement action by New Borrower, including, without limitation, suspension of transfer rights and the imposition of financial penalties or disgorgement of profits gained through prohibited activities.

(i)            Compliance with SEC Regulations. Noteholder will fully comply with all applicable SEC rules and regulations in connection with the subject matter of this Agreement and the transactions contemplated herein. Each Noteholder agrees to cooperate fully with any inquiries, investigations, or requests for information from the SEC or other regulatory authorities regarding this Agreement, the Distributed Shares, or any related matters.

1.7   Additional Share Distribution to Offset Legal Costs. Following delivery of this executed Agreement and concurrent with or immediately following the Closing of the Company Merger, New Borrower shall cause its designated transfer agent to deliver to Steele Interests LLC, a Delaware limited liability company (the “Steele Nominee”), at the brokerage account for Steele Nominee specified on a separate DRS Statement, an additional Fifty Thousand (50,000) shares of registered and unrestricted Pubco Common Stock as a one-time distribution to offset liabilities related to legal costs incurred by the Noteholders in the course of their dealings with NACS and Legacy Borrower, which shares shall be immediately available for sale by Steele Nominee; provided, however, that:

Execution Copy

(a)          the Steele Nominee agrees to use commercially reasonable efforts to sell its shares in a manner that is consistent with responsible trading practices, aiming to preserve the long-term value of the Pubco Common Stock and to minimize any undue disruption to the market for said shares. The Steele Nominee shall take into account prevailing market conditions, including trading volumes and price movements, and shall encourage its designated broker(s) to conduct sales using execution methods that are reasonably expected to promote market stability, such as algorithmic trading systems or other mechanisms designed to minimize volatility and integrate sales within normal market flows. The Steele Nominee shall at all times endeavour to avoid sales that would adversely affect the price of Pubco Common Stock, particularly during periods of low liquidity or high market sensitivity. In all cases, the Steele Nominee shall use commercially reasonable efforts to stagger sales over time in a manner that reflects standard market practice, thereby reducing the likelihood of adverse price fluctuations or market disruptions resulting from concentrated sales activities; and

(b)          the Steele Nominee hereby acknowledges, affirms, and agrees to be bound by the Investment Representations and Warranties of the Noteholders set forth in Section 1.6 above, which are hereby incorporated by reference as if fully set forth herein and made directly by the Steele Nominee; provided that, notwithstanding the terms of Section 1.6(a), it is understood and acknowledged that the Steele Nominee intends to sell its shares to pay the legal costs of the Noteholders. The Steele Nominee further represents and warrants that it has reviewed and fully understands the obligations and statements contained in Section 1.6 and accepts the same as its own, subject to the proviso contained in the foregoing sentence.

1.8   Limited Liability; Dispute Resolution. Neither the Agent, Legacy Borrower, nor any Lender shall have any liability whatsoever in connection with the distribution of the Distributed Shares by New Borrower to the Noteholders. In the event of any dispute arising from the distribution of the Distributed Shares, New Borrower and the Noteholders agree to resolve such disputes in accordance with the conflict resolution provisions set forth in Sections 8.2 and 8.3 of this Agreement.

1.9   Investor Relations. New Borrower represents and warrants that it has retained or will retain, prior to the Closing of the Company Merger, a reputable investor relations firm with significant experience in the public markets and specialising in transactions and companies similar to the Company Merger and New Borrower, respectively. New Borrower further represents and warrants that it will undertake commercially reasonable efforts to promote favorable conditions for its stock including, without limitation, (i) regular and transparent communication with investors; (ii) timely disclosure of material information in accordance with SEC regulations; (iii) participation in investor conferences and road shows; (iv) maintenance of an up-to-date investor relations section on its website (which site shall be re-designed and substantially improved prior to the Closing); and (v) employing usual and customary media and communications outlets and mechanisms for enhancing market and targeted investor awareness of elements including, without limitation, the Company Merger, New Borrower, and New Borrower’s market differentiation, performance, and periodic news events. New Borrower represents that it has taken or will undertake all commercially reasonable efforts to protect and promote the general health and viability of New Borrower as a growth company and going concern and its attractiveness as a small cap growth stock, including, without limitation, securing adequate financial support to provide for the same in advance of the Closing. New Borrower expressly acknowledges that these efforts are crucial to maintaining the value and liquidity of its stock on NASDAQ and that the foregoing activities form an important element of the Noteholders decision to enter into and accept the terms of this Agreement.

Execution Copy

1.10   No Short Position by Senior Lender. The Senior Lender acknowledges and agrees that it will not, at any time, directly or indirectly engage in any short sale or similar speculative transaction involving Pubco Common Stock. This includes, without limitation: (i) entering into any contract or derivative instrument (such as options, futures, swaps, or forward agreements) designed to hedge or offset any decrease in the market price of Pubco Common Stock; (ii) pledging or depositing shares with any brokerage firm or other intermediary where such securities may be lent out, shorted, or used for hedging purposes by other parties; (iii) purchasing put options or selling covered calls on Pubco Common Stock, whether on-exchange or over-the-counter; and (iv) participating in any form of synthetic short position or similar arrangement that seeks to profit from a decline in the value of Pubco Common Stock. Further, the Senior Lender shall not enter into any agreement or transaction that would have the effect of changing its economic risk with respect to the shares of Pubco Common Stock issued to it in connection with the exercise of the Equity Purchase Option as set forth in Section 9(a) of the Existing Credit Agreement, including through hedging strategies or derivatives, unless expressly authorized in writing by New Borrower. Any breach of this provision shall be subject to immediate enforcement action by New Borrower, including, without limitation, suspension of transfer rights and the imposition of financial penalties or disgorgement of profits gained through prohibited activities.

2.  NEW CREDIT AGREEMENT

2.1.  By executing and delivering this Agreement, each New Term Lender agrees (a) to all provisions of this Agreement, (b) to accept and participate in the Loan Exchange, (c) to be a party to the New Credit Agreement as a Lender (as defined in the New Credit Agreement) and to any associated agreements including, without limitation, one or more related security documents, guaranties, and intercreditor agreements, in each case on the terms, and subject to the conditions, set forth herein, (d) to authorize and direct the Legacy Borrower and the Collateral Agent to enter into and give effect to this Agreement and any documents or agreements related or giving effect to this Agreement and to take such further actions as described in or contemplated by this Agreement and (e) to authorize and direct the Collateral Agent to enter into the New Credit Agreement and any documents or agreements related or giving effect to the New Credit Agreement, and to take such further actions as described in, or contemplated by, the New Credit Agreement. The New Term Lenders in their respective capacities relative to the Existing Loans and the New Credit Agreement, the New Borrower, and the Legacy Borrower collectively constitute the only consenting parties required to enter into, and give effect to the terms of, this Agreement.

3.  CLOSING

3.1.  Closing. The closing of the Loan Exchange shall occur simultaneously with the Debt Conversion and shall be deemed to have occurred upon such time as the Closing of the Company Merger has been completed and settled (the “Exchange Closing”), subject to satisfaction of the conditions precedent set forth herein.

3.2.  New Term Loan Facility.

(a) Upon the Exchange Closing, subject to the terms and conditions hereof, (i) each New Term Lender tendering its Existing Loans for exchange shall be deemed to have consented to the Loan Exchange and (ii) all Existing Loans accepted by the Borrowers for exchange hereunder held by each New Term Lender shall automatically be cancelled and retired by the Legacy Borrower on the date of the settlement thereof.

Execution Copy

(b) Execution of New Credit Agreement and Related Documents. On or before the Exchange Closing, the Borrower and the Lenders (as defined in the New Credit Agreement) will enter into the New Credit Agreement governing the New Loans, with the Collateral Agent, and one or more related security documents, the New Intercreditor Agreement, and other documents as may be necessary to perfect the transactions contemplated herein (together with the New Loans and any guarantees thereof, such security documents, the New Intercreditor Agreement, and the New Credit Agreement hereinafter referred to as the “New Term Loan Documents”).

4.  REPRESENTATIONS AND WARRANTIES OF EACH PARTY

4.1.  Each Party represents and warrants on the date hereof that (a) it has the requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement, (b) it has taken all necessary actions to authorize the execution, delivery and performance by it of this Agreement, (c) it has duly executed and delivered this Agreement, (d) this Agreement constitutes its legal, valid, and binding obligation, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors ‘rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), (e) no consent of any Person (as defined below, including, without limitation, any of its equity holders or creditors) other than the other Parties, and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement, other than those that have been made or obtained, (f) the execution, delivery and performance of this Agreement will not violate any law or other contractual obligation applicable to or binding upon such Party or any of its properties or assets, (g) the representations and warranties set forth in Section 5 of the New Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date (unless (i) such representation or warranty is already by its terms qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects as of the Closing Date after giving effect to such qualification or (ii) such representation or warranty is stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects (or in all respects if such representation or warranty is already by its terms qualified as to “materiality,” “Material Adverse Effect” or similar language) as of such earlier date), and (h) no Default or Event of Default (as defined in the New Credit Agreement) has occurred and is continuing immediately prior to or immediately after giving effect to this Agreement.

5.  REPRESENTATIONS AND WARRANTIES OF THE NEW TERM LENDERS

5.1.  Each New Term Lender hereby represents, warrants, and certifies, severally and not jointly, or jointly and severally, to the New Borrower and the Collateral Agent, as follows:

(a) the applicable facilities to which it will be a Lender set forth the terms of a commercial lending facility, and not any other type of financial instrument; and

Execution Copy

(b)   its motivation for entering into the applicable facilities will be commercial in nature and not to invest in the general performance or operations of the New Borrower.

6.   RELEASES

(a)   As of and solely upon the occurrence of the Closing of the Company Merger and the effectiveness of the Loan Exchange, Legacy Borrower hereby unconditionally and forever releases, waives, and discharges all Causes of Action (as defined below) that could have been, or may be, asserted by or on behalf of Legacy Borrower (or any Affiliate thereof) against any of the New Term Lenders and their Affiliates (the “New Term Lender Releasees”) that are based in whole or in part on any act, omission, transaction, event, occurrence, or facts or circumstances taking place, being omitted, existing, or otherwise arising on or prior to the Exchange Closing in connection with the Existing Credit Agreement, the Notes, or the transactions contemplated by this Agreement, or any transaction, contract, instrument, release, or other agreement or document created or entered into in connection therewith or herewith, in each case to the fullest extent provided by applicable law; provided, however, that the foregoing release, waiver, and discharge shall not include any Causes of Action (i) to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have arisen out of or resulted from gross negligence or willful misconduct or (ii) to enforce this Agreement or any transaction, contract, instrument, release, or other agreement or document (including, without limitation, any New Term Loan Document) created or entered into in connection herewith. The Legacy Borrower covenants and agrees that, from and after the Exchange Closing, the Legacy Borrower will not, and will cause each of its Affiliates not to, individually or with any other Person file or commence any such proceeding with respect to any cause of action released pursuant to this Section 6, and if, notwithstanding the foregoing, any such proceeding is so commenced, then the Legacy Borrower (or any Affiliate of Legacy Borrower who commences such Proceeding) shall immediately cause it to be dismissed, and the New Term Lenders or other released Person subject thereto shall have the right to be reimbursed by the Legacy Borrower and any successor thereto (or their respective Affiliate who commenced such proceeding) for all fees, costs, and expenses incurred in connection therewith, without limitation of any other rights and remedies.

(b)  As of and solely upon the occurrence of the Closing of the Company Merger and the effectiveness of the Loan Exchange, each New Term Lender hereby unconditionally and forever releases, waives, and discharges all Causes of Action that could have been, or may be, asserted by or on behalf of such New Term Lender (or any Affiliate thereof) against the Legacy Borrower and its Affiliates (together with the New Term Lender Releasees, the “Releasees”) that are based in whole or in part on any act, omission, transaction, event, occurrence or facts or circumstances taking place, being omitted, existing or otherwise arising on or prior to the Closing Date in connection with the Existing Credit Agreement or the Notes or the transactions contemplated by this Agreement, or any transaction, contract, instrument, release, or other agreement or document created or entered into in connection therewith or herewith, in each case to the fullest extent provided by applicable law; provided, however, that the foregoing release, waiver, and discharge shall not include any Causes of Action (i) to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from gross negligence or willful misconduct or (ii) to enforce this Agreement or any transaction, contract, instrument, release, or other agreement or document created or entered into in connection herewith. Each New Term Lender covenants and agrees that, from and after the Exchange Closing, such New Term Lender will not, and will cause each of its Affiliates not to, individually or with any other Person file or commence any such proceeding with respect to any cause of action released pursuant to this Section 6, and if, notwithstanding the foregoing, any such proceeding is so commenced, then the New Term Lender commencing such proceeding (or whose Affiliate commences such Proceeding) shall immediately cause it to be dismissed, and the Legacy Borrower or other released Person subject thereto shall have the right to be reimbursed by the New Term Lender that commenced such proceeding (or whose Affiliate commenced such proceeding) for all reasonable fees, costs, and expenses incurred in connection therewith, without limitation of any other rights and remedies.

Execution Copy

(i)     Acknowledgment of Disclosures. Each New Term Lender acknowledges and represents that it has received and had an opportunity to review all material information regarding the financial condition, business, operations, and prospects of the Legacy Borrower and New Borrower, including, without limitation, all financial statements, corporate governance documents, and any material contracts or liabilities that may affect the value of the securities being received in the Loan Exchange together with all such information as Purchaser and New Borrower have filed with the United States Securities and Exchange Commission (“SEC”) and made available through the SEC’s public EDGAR system.

(ii)    Carve-Out for Fraud and Securities Law Claims. Notwithstanding anything to the contrary in this Agreement, the foregoing release and waiver shall not extend to, and nothing herein shall be deemed to release or waive, any Causes of Action that may arise from (a) fraud, willful misconduct, or gross negligence by the Legacy Borrower, New Borrower, or any of their respective Affiliates or (b) any violation of federal or state securities laws, including but not limited to Rule 10b-5 under the Securities Exchange Act of 1934, related to the exchange of debt for equity or any securities issued in connection with the transactions contemplated by this Agreement.

(iii)   Reservation of Rights. Each New Term Lender expressly reserves the right to bring any claims or actions arising out of any material misrepresentation, material omission, or fraudulent activity that affects the securities issued or exchanged pursuant to this Agreement, including, without limitation, claims under Rule 10b-5 or other applicable securities laws, and this Agreement shall not be construed to waive or limit such rights in any manner.

(d) Each of the Parties represents and warrants that they have not, prior to the Closing Date, (i) assigned or otherwise transferred any of the Causes of Action released pursuant to this Section 6 and (ii) individually or with any other Person filed or commenced any charges, lawsuits, complaints or proceedings (a “Proceeding”) with any governmental authority with respect to any Cause of Action released pursuant to this Section 6. Each Party covenants and agrees that, after the Closing Date, such Party will not, and will cause each of its Affiliates not to, individually or with any other Person file or commence any such Proceeding with respect to any Cause of Action released pursuant to this Section 6, and if, notwithstanding the foregoing, any such Proceeding is so commenced, then the Party commencing such Proceeding (or whose Affiliate commences such Proceeding) shall immediately cause it to be dismissed, and the Party or other released Person subject thereto shall have the right to be reimbursed by the Party that commenced such Proceeding (or whose Affiliate commenced such Proceeding) for all reasonable fees, costs and expenses incurred in connection therewith, without limitation of any other rights and remedies.

(e) Each Party agrees that it shall have, to the extent permitted by Law, with respect to the subject matter of the release in this Section 6, expressly waived and relinquished any and all provisions, rights and benefits conferred by any federal law, any law of any state or territory of the United States, or any principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides:

Execution Copy

SECTION 1542.	GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

(e) Each Party acknowledges that it may discover facts in addition to or different from those now known or believed to be true with respect to the subject matter of the release in this Section 6, but acknowledges that it is its intention to fully, finally, and forever settle, release, and discharge any and all claims and causes of action hereby known or unknown, suspected, or unsuspected, which do or do not exist, or heretofore existed, and without regard to the subsequent discovery or existence of such additional or different facts, in each case, solely to the extent that such claims and causes of action are released pursuant to this Section 6.

(f) Nothing in this Section 6 shall be construed as an admission by any Person of the existence of any claim or cause of action or of any liability with respect to any or all of such claims or causes of action or any other past or future act, omission, fact, matter, transaction or occurrence. Each of the Releasees shall be express third-party beneficiaries of this Agreement (and the release of Causes of Action contained herein) and shall be permitted to enforce the terms of this Agreement as if they were parties hereto.

(g) None of the Collateral Agent, the New Term Lenders, nor any of their respective Affiliates shall have any liability to any other New Term Lender, the Legacy Borrower, or any related party of the foregoing for any losses, costs, damages, or liabilities incurred, directly or indirectly, as a result of the Collateral Agent or any New Term Lender or any related party of the foregoing taking or not taking any action in accordance with the express terms of this Agreement or the consents, requests, and/or instructions of any New Term Lender.

(h) As used herein, “Causes of Action” means any and all claims, actions, causes of action, choses in action, suits, debts, damages, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, remedies, rights of set-off, third-party claims, subrogation claims, contribution claims, reimbursement claims, indemnity claims, counterclaims, and crossclaims, whether known or unknown, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, whether direct, indirect, derivative, or otherwise, and whether arising in law, equity or otherwise. The term “Person” shall mean any individual, corporation, firm, association, partnership, limited liability company, or other legal entity or other form of business organization. The term “Affiliate” of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person; provided, however, that, without limitation, each of NACS, Azure, LLC, John Redmond and Dolan Falconer shall be deemed to be an Affiliate of the Legacy Borrower for all purposes hereunder. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

Execution Copy

7.  CONDITIONS TO CLOSING

7.1. Conditions Precedent to Effectiveness. This Agreement shall become effective on the date (such date, if any, the “Exchange Closing Date”) that the following conditions have been satisfied:

(a) The Legacy Borrower and Collateral Agent shall have received executed signature pages hereto from (i) each New Term Lender in its capacity relating to the Existing Loans, (ii) each New Term Lender in its capacity relating to the New Loans, and (iii) the Collateral Agent.

(b) The Collateral Agent shall have received evidence satisfactory to the New Term Lenders (in their sole discretion) that substantially concurrently with the Exchange Closing Date each of the conditions precedent to the effectiveness of the New Credit Agreement set forth in Section 7.1 of the New Credit Agreement has been satisfied.

(c)   Any and all warrants, options, and other instruments or rights to purchase or receive equity in the Legacy Borrower (other than the Warrant Interests) shall have been voided or cancelled and shall have no further effect; provided, however, that the Option to Purchase Equity Interest set forth in Section 9(a) of the Existing Credit Agreement shall have first been exercised or replaced with an identical option and right of the New Term Lenders to exercise such option immediately prior to the Closing of the Company Merger. Subject to Section 1.2 hereof, in the event and to the extent that any equity rights instruments, warrants, or options to purchase equity in the Legacy Borrower or the New Borrower held by any New Term Lender remain outstanding following the Loan Exchange, such instruments shall be subject to immediate cancellation or conversion as of the Closing of the Company Merger, unless otherwise agreed in writing by all New Term Lenders and the New Borrower. No further rights to acquire equity in the New Borrower shall survive the Closing Date unless expressly provided for in this Agreement or the New Credit Agreement.

(d)  New Borrower shall have delivered the Noteholders’ approved DRS Statement to its transfer agent with respect to the Distributed Shares.

(e)  The Collateral Agent shall have received a Perfection Certificate of the New Borrower, dated the Exchange Closing Date, substantially in the form of Exhibit E to the New Credit Agreement, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Collateral Agent, executed by a duly authorized officer of New Borrower.

(f)  The Loan Exchange shall have been, substantially contemporaneously with the effectiveness of the Closing of the Company Merger, consummated.

(g) The Senior Lender shall have exercised its Equity Purchase Option as set forth in Section 9(a) of the Existing Credit Agreement, and the Warrant Exchange shall have been fully consummated as set forth herein, each substantially contemporaneously with the effectiveness of the Closing of the Company Merger.

Execution Copy

(h)   Each of the representations and warranties of the Legacy Borrower contained in Section 4(a) are true and correct in all material respects on the Exchange Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

(i)  The Borrowers shall have provided the final results of the Loan Exchange and the Debt Conversion to the Collateral Agent and New Term Lenders at least three (3) Business Days prior to the Exchange Closing (or such shorter period as agreed to in writing by the Collateral Agent).

7.2    In accordance with Section 7.1(a) above, the consummation of the Loan Exchange and the transactions contemplated by this Agreement are and shall be subject to, and conditioned upon, substantially all of the Existing Loans being tendered pursuant to the Loan Exchange, and the Loan Exchange may be amended, extended, terminated, or withdrawn by either the Senior Lender or any Noteholder in the event and to the extent that the other fails to execute this Agreement and tender its Existing Loan. The consummation of the Loan Exchange further conditioned upon the closing and completion of the Debt Conversion.

7.3   Relationship Between Agreements. In the event of any conflict between this Agreement, the New Credit Agreement, and the New Intercreditor Agreement, the terms of this Agreement shall control with respect to the Loan Exchange, the New Credit Agreement shall control with respect to the terms of the New Loans, and the New Intercreditor Agreement shall control with respect to the rights and obligations of the Lenders inter se.

8.  GENERAL PROVISIONS

8.1.   Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. For the avoidance of doubt, none of the waivers and releases set forth in Section 6 above shall apply to any Cause of Action relating to the parties in their capacities under the New Credit Agreement or arising from the transactions contemplated thereunder.

8.2.   Governing Law. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any U.S. state or federal court located in the State of Delaware (or in any appellate court thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Execution Copy

8.3.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.3.

8.4.  Counterparts. This Agreement may be executed in one or more counterparts and when executed, the facsimile copies of said counterpart shall constitute a single valid agreement. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.5.  Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined, (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement, and (iii) the words “including” and “include” shall be deemed to be followed by the words “without limitation.” All references in this Agreement to “Sections” and “Exhibits” shall, unless otherwise provided, refer to sections hereof and schedules and exhibits attached hereto, all of which schedules and exhibits are incorporated herein by this reference.

8.6.  Notices.

(a)    Any and all notices required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivered in person; (ii) at the time of transmission by facsimile or email, addressed to the other party at its facsimile number or email address specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by printed confirmation sheet verifying successful transmission of the facsimile or confirmation of receipt of the email by return email; (iii) one business day after deposit with an express overnight courier for United States deliveries, or two business days after deposit with an international express air courier for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

Execution Copy

(b)   All notices for delivery outside the United States will be sent by facsimile, email, or by express courier. All notices not delivered personally or by facsimile or email will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address, facsimile number, or email address as follows, or at such other address, facsimile number, or email address as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

(i)   if to Senior Lender:

Seaport Group SIBS LLC

ATTN: OPERATIONS

360 Madison Avenue, 23rd Floor

New York, NY 10017

Email: operations@seaportglobalam.com

(ii)  if to any Noteholder:

Steele Interests SIBS LLC,

Steele Interests SIBS II LLC,

Steele Interests SIBS III LLC, and/or

Steele Interests SIBS IV LLC

ATTN: Christopher C. McGrew

1609 Main Street

Suite 1001

Sarasota, FL 34236

with a copy to:

Purrington Moody Weil LLP

ATTN: William J. Carmody

245 E. Friendly Avenue

Suite 200

Greensboro, NC 27401

(iii) if to the Legacy Borrower:

ScanTech Identification Beam Systems LLC

ATTN: General Counsel

1735 Enterprise Drive

Buford, GA 30518

Email: legal@scantechibs.com

with a copy to:

Ellenoff Grossman & Schole, LLP

ATTN: Jeffrey Rubin

1345 Avenue of the Americas

11th Floor

New York, NY 10105

Email: Jrubin@egsllp.com

(iv) if to the New Borrower:

ScanTech AI Systems Inc.

ATTN: General Counsel

1735 Enterprise Drive

Buford, GA 30518

Email: legal@scantechibs.com

Execution Copy

with a copy to:

Ellenoff Grossman & Schole, LLP

ATTN: Jeffrey Rubin

1345 Avenue of the Americas 11th Floor

New York, NY 10105

Email: Jrubin@egsllp.com

(v)  if to the Collateral Agent:

Seaport Group SIBS LLC

ATTN: OPERATIONS

360 Madison Avenue, 23rd Floor

New York, NY 10017

Email: operations@seaportglobalam.com

8.7   Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the Loan Exchange. This Agreement may only be amended or waived by a writing signed by all parties to this Agreement; provided, that no amendment which would adversely affect the rights of a Releasee shall be effective as to such Releasee without his, her, or its prior written consent.

8.8    Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

8.9    Expenses. Each Party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

8.10  Construction; Terms. This Agreement has been entered into freely by each of the Parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

8.11  Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

Execution Copy

8.12  Termination of Business Combination Agreement. Notwithstanding anything to the contrary contained herein, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect upon the earlier of (i) the termination of the Business Combination Agreement pursuant to its terms and (ii) the date on which none of the Parties hereto has any rights or obligations hereunder.

8.13  Binding Effect; Assignment. This Agreement shall be binding upon each Party upon such Party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing of the Company Merger. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties hereto, except that (i) New Borrower may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of any Party hereto, provided, that no such assignment shall relieve the New Borrower of any of its obligations hereunder.

8.14  Confidentiality. For the purposes of this Agreement, “Confidential Information” means any non-public, proprietary, or confidential information disclosed by one Party (the “Disclosing Party”) to another unaffiliated Party (the “Receiving Party”) in connection with this Agreement, whether disclosed orally, in writing, or through any other medium. Confidential Information includes, without limitation, trade secrets, financial information, business strategies, product plans, customer information, and any other information that is marked or otherwise identified as confidential or that should reasonably be understood to be confidential given the nature of the information and the circumstances of disclosure. The Receiving Party shall: (i) use the Confidential Information solely for the purpose of performing its obligations under this Agreement and for no other purpose; (ii) keep the Confidential Information confidential and not disclose it to any third party without the prior written consent of the Disclosing Party, except to the Receiving Party’s employees, agents, or professional advisors who need to know the information to perform the Receiving Party’s obligations under this Agreement and who are bound by confidentiality obligations no less restrictive than those in this Agreement; and (iii) take all reasonable measures to protect the confidentiality of the Confidential Information, at least as protective as those it uses for its own confidential information; provided, however, that the obligations of confidentiality in this Agreement shall not apply to any information that: (a) Is or becomes publicly available without breach of this Agreement by the Receiving Party; (b) is lawfully obtained by the Receiving Party from a third party without breach of any confidentiality obligation; (c) is independently developed by the Receiving Party without use of or reference to the Disclosing Party’s Confidential Information; or (d) is required to be disclosed by law, regulation, or court order, provided that the Receiving Party gives the Disclosing Party prompt written notice of such requirement and cooperates with the Disclosing Party to seek a protective order or other appropriate remedy. Upon termination of this Agreement or at the Disclosing Party’s request, the Receiving Party shall promptly return or destroy all copies of the Confidential Information in its possession or control, and certify in writing that it has done so, except to the extent that the Receiving Party is required to retain such information by law or regulation.

8.15  Public Communications. All public communications regarding this Agreement and the transactions contemplated herein, including, without limitation, press releases, investor presentations, and SEC filings, shall be coordinated and approved by the New Borrower’s board of directors and its legal counsel, in consultation with the Purchaser. No party shall make any public statement or disclosure relating to this Agreement without the prior written consent of the New Borrower, except as required by law.

Execution Copy

8.16  Further Assurances. From and after the date of this Agreement, upon the request of any Party, each Party shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the Loan Exchange and the intent and purposes of this Agreement.

8.17  Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall terminate and be of no further force or effect if the Loan Exchange and the Company Merger shall not have occurred on or prior to 31 December 2024, or if earlier, on the date that the Business Combination Agreement is terminated.

[ THIS SPACE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW. ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

For and on behalf of
SCANTECH IDENTIFICATION BEAM SYSTEMS LLC
as Legacy Borrower

By:	/s/ Dolan Falconer
Dolan Falconer
Chief Executive Officer

For and on behalf of
SCANTECH AI SYSTEMS INC.
as New Borrower

By:	/s/ Karl Brenza
Karl Brenza
Chairman

[ Signature Page to Loan Exchange & Release Agreement ]

Acknowledged and agreed as of the date first above written.

For and on behalf of
SEAPORT GROUP SIBS LLC
as Senior Lender

By:	/s/ Stephen Smith
Stephen Smith
Managing Member

For and on behalf of
SEAPORT GROUP SIBS LLC
as New Term Lender

By:	/s/ Stephen Smith
Stephen Smith
Managing Member

[ Signature Page to Loan Exchange & Release Agreement ]

Acknowledged and agreed as of the date first above written.

For and on behalf of
STEELE INTERESTS SIBS LLC
as Noteholder

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

For and on behalf of
STEELE INTERESTS SIBS II LLC
as Noteholder

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

For and on behalf of
STEELE INTERESTS SIBS III LLC
as Noteholder

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

For and on behalf of
STEELE INTERESTS SIBS IV LLC
as Noteholder

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

[ Signature Page to Loan Exchange & Release Agreement ]

Acknowledged and agreed as of the date first above written.

For and on behalf of
STEELE INTERESTS SIBS LLC
as New Term Lender

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

For and on behalf of
STEELE INTERESTS SIBS II LLC
as New Term Lender

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

For and on behalf of
STEELE INTERESTS SIBS III LLC
as New Term Lender

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

For and on behalf of
STEELE INTERESTS SIBS IV LLC
as New Term Lender

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

Solely with respect to Section 1.7 hereof:

For and on behalf of
STEELE INTERESTS LLC
as Steele Nominee

By:	/s/ Christopher C. McGrew
Christopher C. McGrew
Managing Member

[ Signature Page to Loan Exchange & Release Agreement ]

Acknowledged and agreed as of the date first above written.

For and on behalf of

SEAPORT GROUP SIBS LLC

as Collateral Agent

By:	/s/ Stephen Smith
Stephen Smith
Managing Member

[ Signature Page to Loan Exchange & Release Agreement ]

Execution Copy

Acknowledged and agreed as of the date first above written.

Solely with respect to Section 6 hereof:

For and on behalf of

NACS LLC

By:	/s/ John Redmond
John Redmond
Manager [title]

Solely with respect to Section 6 hereof:

/s/ John Redmond
JOHN REDMOND

[ Signature Page to Loan Exchange & Release Agreement ]

Execution Copy

Schedule A

WARRANT INTERESTS

•	Warrant (1.5%) issued on June 24, 2014 by Legacy Borrower to Steele Interests SIBS LLC (as amended from time to time);

•	Warrant (0.7%) issued on June 24, 2014 by Legacy Borrower to Steele Interests SIBS LLC (as amended from time to time);

•	Warrant (1.5%) issued on June 12, 2015 by Legacy Borrower to Steele Interests SIBS II LLC (as amended from time to time);

•	Warrant (0.7%) issued on June 12, 2015 by Legacy Borrower to Steele Interests SIBS II LLC (as amended from time to time);

•	Warrant (1.5%) issued on October 17, 2017 by Legacy Borrower to Steele Interests SIBS III LLC (as amended from time to time);

•	Warrant (0.7%) issued on October 17, 2017 by Legacy Borrower to Steele Interests SIBS III LLC (as amended from time to time);

•	Warrant (2.2%) issued on October 11, 2018 by Legacy Borrower to Steele Interests SIBS III LLC (as amended from time to time);

•	Warrant (1.43%) issued on March 30, 2018 by Legacy Borrower to Steele Interests SIBS IV LLC (as amended from time to time);

•	Warrant (1.5%) issued on March 30, 2018 by Legacy Borrower to Steele Interests SIBS IV LLC (as amended from time to time);